Exhibit 21.1

Listed below are subsidiaries of UnitedHealth Group Incorporated as of December 31, 2013. Those subsidiaries not listed would not, in the aggregate, constitute a “significant subsidiary” of UnitedHealth Group Incorporated, as that term is defined in Rule 1-02(w) of Regulation S-X.

Name of Entity	State or Country of Jurisdiction or Domicile	Doing Business As
310 Canyon Medical, LLC	CA
ACN Group IPA of New York, Inc.	NY
ACN Group of California, Inc.	CA	OptumHealth Physical Health of California
AHJV MSO, Inc.	DE
AHJV, Inc.	DE
A-Life Medical, LLC	CA
All Savers Insurance Company	IN
All Savers Life Insurance Company of California	CA
AmeriChoice Corporation	DE
AmeriChoice Health Services, Inc.	DE
AmeriChoice of Connecticut, Inc.	CT
AmeriChoice of Georgia, Inc.	GA
AmeriChoice of New Jersey, Inc.	NJ	UnitedHealthcare Community Plan
Amico Saúde Ltda.	Brazil
Amil Assistência Médica Internacional S.A.	Brazil
Amil Clinical Research Participações Ltda.	Brazil
AMIL International S.á.r.l.	Luxembourg
Amil Lifesciences Participações Ltda.	Brazil
Aperture Credentialing, Inc.	DE
Arizona Physicians IPA, Inc.	AZ	UnitedHealthcare Arizona Physicians IPA UnitedHealthcare Community Plan
ASI Global, LLC	TX
Aveta Arizona, Inc.	AZ
Aveta Colorado, Inc.	DE
Aveta Health Solutions Inc.	DE
Aveta Inc.	DE
Aveta Kansas City, Inc.	KS
Aveta Tennessee, Inc.	DE
bConnected Software, Inc.	DE
Behavioral Healthcare Options, Inc.	NV
Bosque Medical Center S.A.	Brazil
CanReg (Europe) Limited	Ireland
Care Improvement Plus Group Management, LLC	MD
Care Improvement Plus of Maryland, Inc.	MD
Care Improvement Plus of Texas Insurance Company	TX	Care Improvement Plan
Care Improvement Plus Practitioners, LLC	MD
Care Improvement Plus South Central Insurance Company	AR
Care Improvement Plus Wisconsin Insurance Company	WI

CareMedic Systems, LLC	CA
Carlton Life - Residências e Serviços S.A.	Portugal
Catalyst360, LLC	DE
Cemed Care Empresa de Atendimento Clínico Geral Ltda.	Brazil
ChinaGate (Hong Kong) Limited	Hong Kong	OptumInsight
ChinaGate Company Limited	China
Citrus Health Care, Inc.	FL
Coachella Valley Physicians of PrimeCare, Inc.	CA
Collaborative Care Holdings, LLC	DE
Collaborative Care Services, Inc.	DE
Collaborative Care Solutions, LLC	DE	NextDoor Health
Comfort Care Transportation, LLC	TX
Commonwealth Administrators, LLC	KY
Connextions HCI NM, LLC	NM
Connextions HCI, LLC	FL
Connextions, Inc.	FL	Connextions Connextions Health
DBP Services of New York IPA, Inc.	NY
Dental Benefit Providers of California, Inc.	CA	OptumHealth Dental of California
Dental Benefit Providers of Illinois, Inc.	IL
Dental Benefit Providers, Inc.	DE	DBP Services DBP Services Inc.
Distance Learning Network, Inc.	DE	i3CME OptumHealth Education
Duncan Printing Services, LLC	SC
Electronic Network Systems, Inc.	DE
ELG FZE	Dubai
Esho – Empresa de Serviços Hospitalares S.A	Brazil
Etho – Empresa de Tecnologia Hospitalar Ltda.	Brazil
Evercare Collaborative Solutions, Inc.	DE
Evercare Hospice, Inc.	DE
Evercare Hospice
Evercare Hospice and Palliative Care
Evercare Hospice and Palliative Care of Colorado Springs
Evercare Hospice and Palliative Care of Denver
Evercare Palliative Care
Evercare Palliative Services
Evercare Palliative Services of Atlanta
Evercare Palliative Services of Cincinnati
Evercare Palliative Services of Colorado Springs
Evercare Palliative Services of Cleveland
Evercare Palliative Services Denver
Evercare Palliative Services of Dover
Evercare Palliative Services of Eugene
Evercare Palliative Services of Houston
Evercare Palliative Services of Phoenix
Evercare Palliative Services of Portland
Evercare Palliative Services of Salem
Evercare Palliative Services of Tucson
Evercare Palliative Services of Vienna

Evercare of Arizona, Inc.	AZ	Evercare Select UnitedHealthcare Community Plan
Excellion Serviços Biomédicos S.A.	Brazil
Executive Health Resources, Inc.	PA
Exploration Logistics BC Limited	Canada
Exploration Logistics Nova Scotia Limited	Canada
Family Health Care Services	NV
Family Home Hospice, Inc.	NV	COU, Inc.
FMG Holdings, LLC	DE
FontierMEDEX Canada Limited	Canada
FOR HEALTH OF ARIZONA, INC.	AZ	INSPRIS of Arizona Care Level Management of Arizona Medical Services
For Health, Inc.	DE
Frontier Medex Tanzania Limited	Tanzania
FrontierMEDEX (RMS), Inc.	DE
FrontierMEDEX Canada Holdings Ltd.	Canada
FrontierMEDEX Canada Limited	Canada
FrontierMEDEX Government Services, LLC	DE
FrontierMEDEX Kenya Limited	Kenya
FrontierMEDEX Limited	UK
FrontierMEDEX US, Inc.	DE
FrontierMEDEX, Inc.	MN
Golden Rule Financial Corporation	DE
Golden Rule Insurance Company	IN	UnitedHealthOne
H&W Indemnity, (SPC), Ltd.	Caymans
Health Net Insurance of New York, Inc.	NY
Health Net Services (Bermuda) Ltd.	Bermuda
Health Plan of Nevada, Inc.	NV
Health Technology Analysts Pty. Limited	Australia	Innovus OptumInsight
HealthAllies, Inc.	DE	OptumHealth Allies UnitedHealth Allies
Hospice Inspiris Holdings, Inc.	TN
Hospice Inspiris of Pennsylvania, Inc.	TN	Evercare Hospice & Palliative Care
Hospice Inspiris of Texas, Inc.	TN	Evercare Hospice & Palliative Care
Hospital Alvorada de Taguatinga Ltda.	Brazil
Hospital Monte Klinikum S/S Ltda.	Brazil
HPP - Hospitais Privados de Portugal, SGPS, S.A.	Portugal
HPP A.C.E.	Portugal
HPP Algarve, S.A.	Portugal
HPP Boavista, S.A.	Portugal
HPP Lusiadas, S.A.	Portugal
HPP Saúde - Parcerias Cascais, S.A.	Portugal
HPP Viseu, S.A.	Portugal
Humedica, Inc	DE
Hygeia Corporation	DE

Hygeia Corporation (Ontario)	Ontario
Imed Star Serviços Médicos e Odontológicos Ltda.	Brazil
Information Network Corporation	AZ
Informed Choice HealthCare Alliance, Inc.	IL
Ingenix Innovus (Netherlands) B.V.	Netherlands
Ingram & Associates, LLC	TN	Ingram BPO Services, LLC Ingram & Associates, LLC (Tennessee) Ingram & Associates, (Tennessee) LLC
INSPIRIS of New York IPA, Inc.	NY	Care Level Management of New York INSPIRIS of New York IPA
INSPIRIS of New York Management, Inc.	NY	INSPIRIS of New York Management
Inspiris of Tennessee, Inc.	TN
INSPIRIS of Texas Physician Group	TX
Inspiris Services Company	TN	Care Level Management of Florida Inspiris of Florida
Inspiris, Inc.	DE
International Psychological Services Pty Limited	Australia	SMA Convenient Care
Lifeprint Accountable Care Organization, LLC	DE
Lifeprint East, Inc.	DE
Lifeprint Health, Inc.	DE
Logisitics Health, Inc.	WI
Lynx Medical Systems, LLC	WA
M.K. Diagnóstico por Imagem Ltda.	Brazil
MAMSI Insurance Resources, LLC	MD
MAMSI Life and Health Insurance Company	MD	MAMSI Life and Health MLH
Managed Physical Network, Inc.	NY
MD Ops, Inc.	CA
MD-Individual Practice Association, Inc.	MD	M.D. IPA M.D. IPA HEALTH M.D. IPA PREFERRED
MEDEX Insurance Services, Inc.	MD
Medica Health Plans of Florida, Inc.	FL	EZ Care
Medica Healthcare Plans, Inc.	FL
Medical Preparatory School of Allied Health, LLC	TX
Medical Transportation Services, LLC	FL
MHC Real Estate Holdings, LLC	CA
Midwest Security Life Insurance Company	WI
Monarch Financial Service, LLC	CA
Monarch Management Services, Inc.	DE
Monte Klinikum Diagnóstico por Imagem Ltda.	Brazil
NAMM Holdings, Inc.	DE
NAMM West, Inc.	AZ
National Pacific Dental, Inc.	TX
Neighborhood Health Partnership, Inc.	FL	Neighborhood Health Neighborhood Health Partnership NHP
Netwerkes, LLC	TN
Nevada Medical Services LLC	NV	Optum Collaborative Care Services

Nevada Pacific Dental	NV
North American Medical Management - Illinois, Inc.	IL
North American Medical Management California, Inc.	TN
Northern Nevada Health Network, Inc.	NV
OneNet PPO, LLC	MD
Optimum Choice, Inc.	MD	OCI OCI HEALTH PLAN OCI PREFERRED OPTIMUM CHOICE OPTIMUM CHOICE HEALTH PLAN OPTIMUM CHOICE PREFERRED Optimum Choice Advantage
Optum (Argentina) SRL	Argentina
Optum (France) SAS	France
Optum (Spain) S.A.U.	Spain
Optum Bank, Inc.	UT	Exante Bank
Optum Government Solutions, Inc.	DE	Integris Integris, Inc.
Optum Health & Technology Limited	UK
Optum Health & Technology Serviços Do Brasil Ltda.	Brazil
Optum Labs Dimensions, Inc.	DE
Optum Labs, Inc.	DE
Optum Nevada Accountable Care Organization LLC	DE
Optum Public Sector Solutions, Inc.	DE	Ingenix Public Sector Solutions Ingenix Public Sector Solutions, Inc.
Optum Rocket, Inc.	DE
Optum Services, Inc.	DE
Optum Solutions & Services Limited	UK
Optum Solutions UK Holdings Limited	UK
Optum UK Solutions Group Limited	UK
Optum, Inc.	DE
Optum360 Services, Inc.	DE
Optum360, LLC	DE
OptumHealth Care Solutions, Inc.	MN	OptumHealth Care Solutions
OptumHealth Financial Services, Inc.	DE
OptumHealth Holdings, LLC	DE
OptumHealth International B.V.	Netherlands
OptumInsight (Canada) Inc.	Canada	CanReg Innovus Optum(TM) OptumAperçu OptumInsight OptumInsight (Canada) Inc. Société CanReg Société OptumInsight (Canada)
OptumInsight (Deutschland) GmbH	Germany
OptumInsight (Singapore) Pte. Ltd.	Singapore
OptumInsight (Sweden) AB	Sweden
OptumInsight Holdings, LLC	DE
OptumInsight Italy S.r.l.	Italy
OptumInsight Korea LLC	Republic of Korea

OptumInsight Life Sciences, Inc.	DE	CanReg Innovus QualityMetric QualityMetric Incorporated
OptumInsight Poland sp. z.o.o.	Poland
OptumInsight, Inc.	DE	Ingenix Ingenix, Inc. Optum
OptumRx Holdings, LLC	DE
OptumRx NY IPA, Inc.	NY
OptumRx, Inc.	CA	FirstLine Medical hi HealthInnovations OptumRx Prescription Solutions Prescription Solutions by OptumRx
Ovations, Inc.	DE
Oxford Benefit Management, Inc.	CT
Oxford Health Insurance, Inc.	NY
Oxford Health Plans (CT), Inc.	CT
Oxford Health Plans (NJ), Inc.	NJ
Oxford Health Plans (NY), Inc.	NY
Oxford Health Plans LLC	DE	Oxford Agency - Oxford Health Plans, Inc.
PacifiCare Life and Health Insurance Company	IN	UnitedHealthOne
PacifiCare Life Assurance Company	CO	UnitedHealthOne
PacifiCare of Arizona, Inc.	AZ	PacifiCare Secure Horizons
PacifiCare of Colorado, Inc.	CO	Comprecare, Inc. Secure Horizons
PacifiCare of Nevada, Inc.	NV	PacifiCare Secure Horizons
Payment Resolution Services, LLC	TN	AIM Healthcare Services AIM Healthcare Services, LLC AIM Services
PCCCV, Inc.	CA
Personal Performance Consultants India Private Limited	India
Personal Performance Consultants UK Limited	UK
PHC Holdings of Florida, Inc.	TX
PHC Subsidiary Holdings, LLC	TX
Physician Care Partners, Inc.	IL
Physicians Choice Insurance Service, LLC	CA
Physicians Health Choice of Texas, LLC	TX	Physicians Health Choice
Physicians Health Plan of Maryland, Inc.	MD
Picis, Inc.	DE	Lynx Medical Systems
Picis, Ltd.	UK
Plus One Health Management Inc. Puerto Rico	PR
Plus One Holdings, Inc.	DE
Polar II Fundo de Investimento em Participações	Brazil
Positive People Company	China
PPC International II, LLC	MO
PPC International, L.L.C.	MO

PPC Worldwide Canada EAP Services Ltd.	Canada	Interlock Employee and Family Assistance
PPC Worldwide Pte. Ltd.	Singapore
PPC Worldwide Pty Ltd	Australia	PPC Worldwide Holidngs Pty Ltd
ppoONE, Inc.	DE
Preferred Care Partners Holding, Corp.	FL	UnitedHealthcare
Preferred Care Partners Medical Group, Inc.	FL
Preferred Care Partners Medical Group of Westchester
Preferred Care Partners Medical Group of Hialeah
Preferred Care Partners Medical Group of West Hialeah
Preferred Care Partners Medical Group of Red Road
Preferred Care Partners Medical Group of Little Havana
Preferred Care Partners Medical Group of North Shore

Preferred Care Partners, Inc.	FL	CareFlorida Preferred Care Partners
Premier Choice ACO, Inc.	CA
Prime Health, Inc.	NV	Med One Works
PrimeCare Medical Network, Inc.	CA
PrimeCare of Citrus Valley, Inc.	CA
PrimeCare of Corona, Inc.	CA
PrimeCare of Hemet Valley, Inc.	CA
PrimeCare of Inland Valley, Inc.	CA
PrimeCare of Moreno Valley, Inc.	CA
PrimeCare of Redlands, Inc.	CA
PrimeCare of Riverside, Inc.	CA
PrimeCare of San Bernardino, Inc.	CA
PrimeCare of Sun City, Inc.	CA
PrimeCare of Temecula, Inc.	CA
Promarket Propaganda e Marketing Ltda.	Brazil
QSSI Technologies India Private Limited	India	QSSI
Quality Software Services, Inc.	MD	Q.S.S., Inc.
R&H Family Fitness Unlimited LLC	TX	Family Fitness Limited Elvira Cisneros Community Center by WellMed
ScriptSwitch Limited	UK
Senior Care Partners, Inc.	IL
Sierra Health and Life Insurance Company, Inc.	NV
Sierra Health Services, Inc.	NV	Sierra Military Health Services, LLC
Sierra Health-Care Options, Inc.	NV
Sierra Home Medical Products, Inc.	NV	THC of Nevada THC of Nevada Pharmacy
Sierra Nevada Administrators, Inc.	NV
Southwest Medical Associates, Inc.	NV	Southwest Hospitalist Services Group SMA Lifestyle Center
Southwest Michigan Health Network Inc.	MI
Specialty Benefits, LLC	DE

Spectera of New York, IPA, Inc.	NY
Spectera, Inc.	MD	CARE Programs, a division of Spectera, Inc. Health Benefit Services, Inc. Spectera United Optical
The Lewin Group, Inc.	NC	Lewin
Three Rivers Holdings, Inc.	DE
Travel Express Incorporated	MD
U.S. Behavioral Health Plan, California	CA	OptumHealth Behavioral Solutions of California
UHC International Services, Inc.	DE
UHC of California	CA	PacifiCare PacifiCare of California Secure Horizons UnitedHealthcare of California
UHG Brasil Participações S.A.	Brazil
UHG Global Services, Inc.	Philippines
UHIC Holdings, Inc.	DE
Ultima Rx, LLC	FL
UMR, Inc.	DE	Avidyn Health Fiserv Health - Wausau Benefits UMR UMR, Inc.
Unimerica Insurance Company	WI	Unimerica Life Insurance Company
Unimerica Life Insurance Company of New York	NY
Unison Administrative Services, LLC	PA
Unison Health Plan of Delaware, Inc.	DE	UnitedHealthcare Community Plan
Unison Health Plan of the Capital Area, Inc.	DC	UnitedHealthcare Community Plan
United Behavioral Health	CA	Life Strategies OptumHealth Behavioral Solutions Plan 21, Incorporated United Behavioral Health (Inc.) United Behavioral Health, Inc.
United Behavioral Health of New York, I.P.A., Inc.	NY
United Health Foundation	MN	United Health Hospice Foundation

United HealthCare Services, Inc.	MN
AmeriChoice
Center for Health Care Policy and Evaluation
Charter HealthCare, Inc.
Employee Performance Design
Evercare
Healthmarc
HealthPro
Health Professionals Review
Institute for Human Resources
Optum
UHC Management Company
UHC Management Company, Inc.
Unimerica Workplace Benefits
United HealthCare Corporation
United HealthCare Management Company, Inc.
United HealthCare Management Services
UnitedHealthcare MedicareStore
United HealthCare Services of Minnesota
United HealthCare Services of Minnesota, Inc.
United Resource Networks
United Resource Networks, Inc.
UnitedHealth Products

United Resource Networks IPA of New York, Inc.	NY
UnitedHealth Advisors, LLC	ME	UnitedHealthcare
UnitedHealth Group Global Healthcare Services Limited	Ireland
UnitedHealth Group Global Services, Inc.	Philippines
UnitedHealth Group Information Services Private Limited	India
UnitedHealth Group International B.V.	Netherlands
UnitedHealth Group International GP	Caymans
UnitedHealth Group International L.P.	Caymans
UnitedHealth International, Inc.	DE
UnitedHealth Military & Veterans Services, LLC	DE
UnitedHealth UK Limited	UK
UnitedHealthcare Benefits of Texas, Inc.	TX	PacifiCare Secure Horizons
UnitedHealthcare Community Plan of California, Inc.	CA
UnitedHealthcare Community Plan of Ohio, Inc.	OH	Unison Unison Kids Unison ABD Plus Unison Health Plan Unison Advantage
UnitedHealthcare Community Plan of Texas, L.L.C.	TX	United Healthcare - Texas UnitedHealthcare Community Plan
UnitedHealthcare Community Plan, Inc.	MI
UnitedHealthcare India Private Limited	India
UnitedHealthcare Insurance Company	CT	UnitedHealthOne
UnitedHealthcare Insurance Company of Illinois	IL
UnitedHealthcare Insurance Company of New York	NY

UnitedHealthcare Insurance Company of the River Valley	IL
UnitedHealthcare International Asia, LLC	DE
UnitedHealthcare International I B.V.	Netherlands
UnitedHealthcare International I S.á.r.l.	Luxembourg
UnitedHealthcare International II B.V.	Netherlands
UnitedHealthcare International II S.á.r.l.	Luxembourg
UnitedHealthcare International III S.á.r.l.	Luxembourg
UnitedHealthcare International IV S.á.r.l.	Luxembourg
UnitedHealthcare Life Insurance Company	WI	UnitedHealthOne
UnitedHealthcare of Alabama, Inc.	AL
UnitedHealthcare of Arizona, Inc.	AZ
UnitedHealthcare of Arkansas, Inc.	AR	Complete Health
UnitedHealthcare of Colorado, Inc.	CO	MetraHealth Care Plan
UnitedHealthcare of Florida, Inc.	FL	Americhoice Evercare at Home OptumHealth Ovations
UnitedHealthcare of Georgia, Inc.	GA	United HealthCare of Georgia
UnitedHealthcare of Illinois, Inc.	IL
UnitedHealthcare of Kentucky, Ltd.	KY	United Healthcare of Kentucky, L.P.
UnitedHealthcare of Louisiana, Inc.	LA	UnitedHeatlhcare Community Plan
UnitedHealthcare of Mississippi, Inc.	MS
UnitedHealthcare of New England, Inc.	RI
UnitedHealthcare of New Mexico, Inc.	NM
UnitedHealthcare of New York, Inc.	NY	UnitedHealthcare Community Plan
UnitedHealthcare of North Carolina, Inc.	NC
UnitedHealthcare of Ohio, Inc.	OH
UnitedHealthcare of Oklahoma, Inc.	OK	PacifiCare PacifiCare Health Options PacifiCare of Oklahoma Secure Horizons
UnitedHealthcare of Oregon, Inc.	OR	PacifiCare Secure Horizons
UnitedHealthcare of Pennsylvania, Inc.	PA	Unison Health Plan & Unison Advantage
UnitedHealthcare of Texas, Inc.	TX
UnitedHealthcare of the Mid-Atlantic, Inc.	MD
UnitedHealthcare of the Midlands, Inc.	NE
UnitedHealthcare of the Midwest, Inc.	MO
UnitedHealthcare of Utah, Inc.	UT	UnitedHealthcare of Idaho, Inc.
UnitedHealthcare of Washington, Inc.	WA	PacifiCare Secure Horizons UnitedHealthcare Community Plan
UnitedHealthcare of Wisconsin, Inc.	WI	UnitedHealthcare of Wisconsin-Personal Care Plus
UnitedHealthcare Plan of the River Valley, Inc.	IL
UnitedHealthcare Service LLC	DE
UnitedHealthcare Services Company of the River Valley, Inc.	DE

UnitedHealthcare Specialty Benefits, LLC	ME	UnitedHealthcare Speciality Benefits
UnitedHealthcare, Inc.	DE
UnitedHealthOne Agency, Inc.	IN	UnitedOne Insurance Agency
Valley Physicians Network, Inc.	CA
WellMed Medical Management of Florida, Inc.	FL
Princeton Medical Management Resources of Florida, Inc.
WellMed at 9th Ave. North
Wellmed at Bartow
WellMed at Fort Pierce
Wellmed at Lake Copeland
Wellmed at Longwood
Wellmed at Oak Commons
WellMed at Port St. Lucie - East
WellMed at Port St. Lucie - West
Wellmed at Rosemount
Wellmed at Sanford
WellMed at Sebastian
Wellmed at SE Lakeland
WellMed at South Stuart

WellMed Medical Management, Inc.	TX	HealthRight/ITC Rosa Verde DataRaps, Inc Silver Life Fitness
Wellness, Inc.	IL	Wellness, Inc. (Illinois) Wellness, Inc. of Illinois Wellness, Inc., which will do business in California as Illinois Wellness, Inc.
XLHealth Corporation	MD
XLHealth Corporation India Private Limited	India
Your Health Options Insurance Services, Inc.	CA
Your Partner in Health Services, Inc.	IL